                 PROFESSIONAL SERVICES AND CONSULTING AGREEMENT
                      BETWEEN JUGGERNAUT PARTNERS, LLC AND
                             U.S. INTERACTIVE, INC.



              THIS PROFESSIONAL SERVICES AND CONSULTING AGREEMENT (this "Agreement"), is made and entered into as of January 6, 1999, by and between JUGGERNAUT PARTNERS, LLC, a Delaware limited liability company, with offices at C/o ONYX International Company, LLC, 3299 K Street, N.W., Suite 602, Washington, D.C. 20007 ("Juggernaut"), and U.S. INTERACTIVE, INC., a Delaware corporation with offices at 11911 San Vicente Boulevard, Suite 225, Los Angeles, California 90049 ("USI").

                              W I T N E S S E T H:

              WHEREAS, USI is in the business of, among other things, providing consulting and professional services in connection with electronic enterprise, including digital marketing, E-commerce business planning, knowledge management consulting, graphical interface design, Internet systems design, and Internet systems management; and

  WHEREAS, Juggernaut desires to retain the Services (as defined below) of USI; and

              WHEREAS, USI desires to furnish the Services to Juggernaut upon the terms, provisions, and conditions hereinafter set forth.

              NOW, THEREFORE, in consideration of these premises, the mutual covenants, promises and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

              Section 1. Retention of USI. Juggernaut hereby retains the Services of USI, and USI hereby agrees to perform the Services for Juggernaut on the terms and conditions hereinafter provided. USI understands and agrees that it is retained to provide consulting and professional services, including work for hire.

              Section 2. Term of Agreement. This Agreement shall commence on the date set forth above and shall remain in full force and effect until terminated by either party as provided herein or as provided by law.

              Section 3. Scope of Services. During the terms of this Agreement, USI will provide materials and perform services (the "Services") described in Work Orders (as defined below), which shall be incorporated into this Agreement by reference. Such Services shall be performed with the authorization of, and under the direction of, an authorized representative of Juggernaut.

              Section 4. Work Orders. The particular Services to be provided by USI to Juggernaut hereunder shall be described in a work order in a form substantially similar to the work order attached hereto as Exhibit 4 (a "Work Order"), which will be presented by Juggernaut to SUI describing: (i) Services;
(ii) the dates USI shall commence and end the Services (iii) the amount to be paid by Juggernaut to USI upon the completion of the Services to be provided under a particular Work Order; (iv) specifically-identifiable deliverables to result from the Services; and (v) any other details and special terms and conditions related to the Services, including, but not limited to, billing and taxation, as applicable. USI shall be under no obligation to provide the Services, and Juggernaut shall be under no obligation to pay for the Services, unless and until a mutually agreeable Work Order is executed by both parties.

              Section 5. Juggernaut Requested Modifications. Pursuant to this Agreement and upon execution by the parties of any Work Order, Juggernaut may from time to time request in writing changes in or additions to the Services being performed by USI under any Work Order, which request shall include a detailed description of such requested changes or additions (the "Modifications"). After receipt of such request, USI shall submit to Juggernaut an amended Work Order (an "Amended Work Order") which shall include a description of the Modifications and the time and charges required to provide the requested Modifications. USI shall be under no obligation to proceed with any requested Modifications prior to the receipt of an Amended Work Order, fully executed by the parties.

              Section 6. Compensation and Billing. Issues of compensation and billing for the Services shall be addressed in each Work Order.

              Section 7. Taxes. Any taxing of the Services shall be addressed in each Work Order.

              Section 8. Out-of-Pocket Expenses. In addition to the fees payable for Services performed pursuant to, and which fees are governed, by Work Order, Juggernaut shall also pay for reasonable travel, lodging, and other expenses actually incurred by USI in providing the Services.

              Section 9. Concept/Product Ownership. For purposes of, and when used in, this Section 9, he phrases "to use" and "for use," when applied with respect to Juggernaut, shall mean use in the conduct of the business of Juggernaut or any affiliate of Juggernaut but shall not include the right to sub-license; for purposes of the foregoing definition, an "affiliate of Juggernaut" shall mean any person or entity controlling, controlled by, or under common control with Juggernaut, provided that ownership of at least 25% of the equity securities of any entity shall be deemed to be control for purposes of this definition.

              9.1 The parties agree that Juggernaut will own all Juggernaut-specific code and Juggernaut-specific proprietary design generated through USI's Services for Juggernaut to the extent paid for by Juggernaut.

              9.2 The parties agree that concepts, information, and materials developed by USI prior to commencement of and independent of Services to be performed under a Work Order, including all versions of the e-commerce suite of technologies that USI has rights to use, shall remain the property of USI, except that, for so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order, Juggernaut shall have a non-exclusive, royalty-free license to use all code then owned by USI associated with e-commerce engines already created by USI. In addition for so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order Juggernaut shall have a non-exclusive, royalty-free license to use all code associated with e-commerce engines to be created and owned by USI in the next three years following the date of this Agreement, For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order, and thereafter upon completion of all payments required under such Work Order, Juggernaut shall have a non-exclusive license to use all code then owned by USI associated with e-commerce engines and tools already created and owned by USI or then to be created and owned by USI and USI's 1998 Agreement with Dairy Farm Management Services, Ltd.

9.3 USI agrees that concepts, information, and materials developed by Juggernaut prior to commencement of and independent of Services to be performed under a Work Order, or owned by a third-party, Juggernaut, or a supplier of Juggernaut and furnished to USI by Juggernaut to enable USI to perform the Services described in a Work Order, shall remain the property of Juggernaut or such third-party, or supplier of Juggernaut.

              9.4 For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order, all copyrights in Juggernaut-specific computer programs, Juggernaut-specific source code listing, Juggernaut-specific programming documentation, and Juggernaut-specific manuals and written materials relating to the specific materials developed by USI solely for, and in connection with, the Services provided under this Agreement (the "Deliverables," on in the singular "Deliverable") shall be the property of Juggernaut. For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order, and thereafter upon completion of all payments required under such Work Order, Juggernaut shall have a non-exclusive, royalty-free, right to display, perform and distribute the "User Interface" (meaning, all screen displays in Deliverables, and all test, graphics, images and audiovisual works included in Deliverables, as well as all combinations and sequences thereof included in Deliverables, owned by USI prior to creation of Deliverable), and to make modifications and enhancements to, and to create derivative works based on, the User Interface, for use in connection with, inter alia, the Deliverables for the benefit of their customers.

              9.5 Juggernaut acknowledges that in the course of USI's performance hereunder, USI may incorporate into particular Deliverables source data consisting of products, materials or methodologies proprietary to USI. For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order, Juggernaut shall have a non-exclusive, royalty-free, license to use such proprietary products, materials and methodologies incorporated into particular Deliverables, including the right to distribute, modify, and enhance the materials for use in connection with Juggernaut's distribution of the Deliverables to Juggernaut's customers.

              9.6 For so long as Juggernaut is not in default with respect to any payment required under the pertinent Work Order and thereafter upon completion of all payments required under such Work Order, USI agrees and hereby grants to Juggernaut a non-exclusive royalty-free license to use USI's Java game engine to the extent it is now owned by USI, and a royalty-free, non-exclusive sub-license to use all the intellectual property that was licensed to USI as the Castle Infinity on-line game in or about February, 1997.

              Section 10. Personnel. Contingent upon timely discharge of all payment obligations of Juggernaut under the pertinent Work Orders, Juggernaut shall, in its sole reasonable discretion, have the right to appoint reasonably available USI employees to any work team for performances of the Services under a Work Order. Contingent upon timely discharge of all payment obligations of Juggernaut under the pertinent Work Orders, Juggernaut shall further have the right, in its sole reasonable discretion, to reject any USI employee that it deems to be unsatisfactory and to remove any USI employee that proves to be unsatisfactory to Juggernaut, in its sole reasonable discretion. Each party agrees not to hire or solicit for employment or otherwise engage the services of any individual employed by the other party during performance of the Agreement as an employee rather than as a contractor, and utilized to complete any of the projects contemplated by this Agreement, without the other party's consent, for a period of 12 months after the completion or termination of this Agreement.

              Section 11. Acceptance Criteria of Deliverables. USI shall provide the Deliverable described in, and when scheduled in, the Work Orders. Neither party shall be held responsible for any delay or failure in performance of any part of the Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing party ("Force Majeure Condition"). If any Force Majeure Condition occurs, the party affected by the other's delay or inability to perform may elect to (1) suspend this Agreement for the duration of the Force Majeure Condition and, once the Force Majeure Condition ceases, resume performance under this Agreement with an option in the affected party to extend the period of this Agreement up to the length of time the Force Majeure Condition was endured; and/or (2) when the delay or non-performance continues for a period of at least thirty (30) days, terminate, at no charge, and effective upon written notice thereof to the non-terminating party, this Agreement in its entirety, provided however that the terminating party shall remain liable in respect of Services provided through the date of such termination. Unless written notice is given within forty-five (45) days after the affected party is notified of the Force Majeure Condition, election
(1) shall be deemed selected.

              Section 12. Warranty. USI represents and warrants that it is capable of providing the Services and that the Services will be performed with due care and diligence at a level that meets professional standards and in a workmanlike manner typically employed by U.S. firms in the same industry as of the effective date of this Agreement.

              Section 13. Independent Contractor. USI's status will be that of an independent contractor, and neither it nor its employees will be deemed to be employees or agents of Juggernaut. USI accepts full and exclusive liability for the payment of contribution or taxes measured by the remuneration paid to its employees. These include but are not limited to Federal and state unemployment insurance, Federal Insurance Contribution Act (FICA), Federal and local payroll taxes, compensation insurance, or any similar item now or hereafter imposed by Federal, state, county or local government.

              Section 14. Confidentiality.

              14.1 Both parties acknowledge that they each have confidential and proprietary information, including certain information that derives actual or potential economic value from not being generally known to the public, which confidential and proprietary information is the subject of reasonable efforts under the circumstances to maintain its secrecy ("confidential information"). Each party may receive confidential information from the other such as, but not limited to, non-public information concerning the business, products, customers, or finances of either party. Neither receiving party shall, directly or indirectly, disclose to any party other than its employees, affiliated companies, and authorized agents or contractors (and such party shall be liable to the other party for any material disclosure made by such employees, affiliated companies and agents or contractors in violation of this Agreement) any confidential information concerning the disclosing party's business methods, products, customers, or finances, or any other confidential information which is disclosed to it by the other party, whether or nor in writing and whether or not designated as confidential, without the prior written permission of the disclosing party, unless such disclosure is specifically required in the course of the performance by the receiving party of its obligations hereunder and then only to the extent necessary to perform the receiving party's obligations under this Agreement. Each party shall take reasonable steps under the circumstances to maintain the secrecy of confidential information received from the other party. The obligations of USI and Juggernaut under this Section 14 shall not extend to any information which: (i) becomes publicly available other than through the action of the receiving party; (ii) is subsequently rightfully furnished to the receiving party by a third party without restriction on disclosure; (iii) is furnished by the disclosing party at the time of receiving such disclosure; (iv) is rightfully known by the receiving party at the time of receiving such information; provided, however, that nothing in this Section 14 shall prevent disclosure of any information which is required to be disclosed by valid order of a court or other governmental body or by law.

              14.2 The parties acknowledge that this Agreement contains commercially confidential information that may be considered proprietary by either or both parties, and agree to limit distribution of this Agreement to those individuals in their respective organizations with a need to know the contents of this Agreement.

              14.3 Specific performance. Each of the parties hereto acknowledge that any material breach by them of their respective obligations under this
Section 14 will cause irreparable harm to the other party for which its remedies at law will be inadequate and that each of the parties hereto agrees that they each shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and conditions hereof in addition to any other remedy to which such party may be entitled, at law or in equity.

              14.4 The provisions of this Section 14 shall survive termination of this Agreement and shall remain valid for a period of two (2) years from the termination or expiration of this Agreement.

              14.5 Upon completion of the Services to be provided hereunder, each party shall return to the other party all of such other party's confidential information and copies thereof in the receiving party's possession.

              Section 15. Termination.

              15.1 Juggernaut shall have the right to terminate this Agreement at its sole discretion and without cause (a "Termination for Convenience"). In the event of a Termination for Convenience, Juggernaut shall, after giving written notice to USI (a "Notice of Termination") of a Termination of Convenience, pay to USI reasonable actual expenses incurred by USI in connection with providing the Services up to the date of the Termination for Convenience. Any Notice of Termination shall be provided pursuant to Section 22 hereof. Upon receipt of the Notice of Termination, USI shall immediately cease performance of the Services and USI shall make commercially reasonable efforts to minimize cost and to preserve the Deliverables completed to date. This Agreement shall be considered terminated effective as of the receipt of the Notice of Termination. Juggernaut shall not be responsible for fees, costs, or expenses (including, but not limited to, travel and lodging) of any Services performed by USI after USI receives the Notice of Termination, other than unavoidable and reasonable expenses experienced by USI despite good faith efforts by USI to make commercially reasonable efforts to minimize cost and to preserve the Deliverables completed to date. Upon termination of this Agreement, each party shall return to the other party all of such other party's confidential information and copies thereof in the receiving party's possession.

              15.2 The parties agree that upon termination under this Section USI will own all Juggernaut-specific code and Juggernaut-specific proprietary design generated through USI's Services for Juggernaut, if and to the extent not paid for by Juggernaut.

              15.3 Upon termination under this Section, Juggernaut shall have no license of any sort to use code owned by USI associated with e-commerce engines already created by USI if Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, subject to Section 15.9, Juggernaut shall continue to have a non-exclusive, royalty-free license to such code. Upon termination under this Section, Juggernaut shall not have any license to use any code created or generated by USI under USI's 1998 Agreement with Diary Farm Management Services, Ltd. if Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, subject to Section 15.9, Juggernaut shall continue to have a non-exclusive, royalty free license to such code.

              15.4 Upon termination under this Section, copyrights in Juggernaut-specific computer programs, Juggernaut-specific source code listings, Juggernaut-specific programming documentation, and Juggernaut-specific manuals and written materials (the affected Deliverables) (a) shall be the property of USI if and to the extent that Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, and (b) shall be the property of Juggernaut if and to the extent that Juggernaut has made all payments due prior to such termination under the pertinent Work Orders.

              15.5 Upon termination under this Section, Juggernaut shall not have any license as to the User Interface (meaning, all screen displays in Deliverables, and all test, graphics, images and audiovisual works included in Deliverables, as well as all combinations and sequences thereof included in Deliverables), owned by USI prior to creation of Deliverables if Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, Juggernaut shall continue to have a non-exclusive, royalty-free license to such User Interface.

              15.6 Upon termination under this Section, Juggernaut shall not have any sort of license as to USI's proprietary products, materials and methodologies incorporated into particular Deliverables if Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Orders, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, Juggernaut shall continue to have a non-exclusive, royalty-free license to such proprietary products, materials and methodologies.

              15.7 Upon termination under this Section, Juggernaut shall not have any sort of license to use USI's Java game engine or any sort of license or sub-license from USI to use intellectual property that was licensed to USI as the Castle Infinity on-line game in or about February, 1997 if Juggernaut has failed to make all payments due prior to such termination under pertinent Work Order, but if Juggernaut has made all payments due prior to such termination under the pertinent Work Orders, subject to Section 15.9, Juggernaut shall continue to have a non-exclusive, royalty free license to USI's Java game engine and such intellectual property.

              15.8 Either party may, upon thirty (30) days' prior written notice to the other, terminate this Agreement if the terminating party determines, in its reasonable and lawful judgment, the other party is in breach. Upon termination under this Section, Concept/Product Ownership rights shall be equitably adjusted in accordance with Sections 15.2 to 15.7 of this Agreement, if and to the extent Juggernaut has failed to make all payments due prior to such termination under the pertinent Work Order, and the parties agree to execute any documents reasonably requested by the other party concerning the termination and the effect it had on Concept/Product Ownership rights. The power or right to terminate for breach set forth in this Section does not imply elimination of any rights either party might otherwise have to bring an action for damages (including interest at the legal rate) or equitable relief.

              15.9 In the event that USI has not been paid a total of $2,000,000 by Juggernaut for USI's work efforts under agreed Work Orders, within 18 months of the date of this Agreement (other than due to termination of this Agreement for a material breach by USI pursuant to Section 15.8), the licenses granted under Section 9.2 and Section 9.6 shall terminate on the 18 month anniversary of this Agreement. If the Agreement termination is due to material breach by USI pursuant to Section 15.8, and USI has not been paid a total of $1,000,000 by Juggernaut for USI's work efforts under agreed Work Orders, within 18 months of the date of this Agreement, then the licenses granted under Section 9.2 and
Section 9.6 shall terminate on the 18 month anniversary of this Agreement.

              Section 16. Assignability. This Agreement shall not be assignable by either party to any other party without the consent of the other party. Consent by USI shall not be unreasonably withheld.

              Section 17. Non-Exclusivity. This Agreement is a non-exclusive agreement. USI reserves the right to provide services to others and Juggernaut reserves the right to obtain similar services from others; provided, however, that neither party shall violate the provisions of Section 9 (Concept/Product Ownership) or Section 14 (Confidentiality) in its transactions with others.

              Section 18. Intellectual Property. Except as expressly provided herein, nothing contained in this Agreement shall be construed as conferring by implication, estoppel, or otherwise, any license or right, under any patent, trademark, trade name, trade secret, copyright, or other proprietary right of either party.

              Section 19. Access to Premises . Juggernaut shall, at no charge to USI, grant reasonable access to Juggernaut's premises in connection with the Services to be provided by USI. USI shall coordinate such access with Juggernaut's designated representative. USI agrees that its employee(s) performing the Services on Juggernaut's premises shall observe Juggernaut's security and safety rules and guidelines. In the event any of the Services to be provided by USI necessitate that the work be performed on Juggernaut's premises, Juggernaut agrees to provide at no charge to USI working space, telephone access, terminals, computer time, clerical support, and any other facilities and support reasonably requested by USI.

              Section 20. Compliance with Laws. Each party shall comply with all applicable federal, state, and local laws, ordinances, regulations, codes, rules, orders and requirements of all duly constituted governmental authorities, including the procurement of permits and licenses when needed.

              Section 21. No Third-Party Beneficiaries. This Agreement and the Work Orders entered into pursuant hereto are for the benefit of USI and Juggernaut and not for any other person.

              Section 22. Notices. Any notice required to be given hereunder shall be in writing and shall be either hand delivered, with receipt acknowledged, sent by U.S. registered or certified mail, return receipt requested, postage prepaid by a reputable overnight air carrier service that provides written notice of delivery, or by facsimile transmission. Notices shall be deemed given on the business day following the date shown on the facsimile transmission or the date shown on the signed evidence of receipt. Notices intended for USI shall be sent to its address appearing on page 1 hereof to the attention of Mark J. Silverman, telephone (310) 440-3377, facsimile (310) 440-3378. Notices intended for Juggernaut shall be sent to its address appearing on page 1 hereof to the attention of John Shulman, telephone 202/965-5700, facsimile 202/333-8260. Either party may change its address, telephone or facsimile number for notice purposes by providing written notice to the other party in accordance with this Section 24.

              Section 23. Severability. If any provision of this Agreement or the application of any such provision shall be held by a tribunal of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement and all other applications of such provision shall continue in full force and effect.

              Section 24. Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Delaware, except for the conflicts of law principles thereof.

              Section 25. Entire Agreement; Survival. This Agreement and Work Orders entered into pursuant hereto constitute the entire agreement between the parties concerning the subject matter hereof and may not be amended or modified except by written instrument signed by authorized representatives of both parties hereto. The provisions of Sections 9, 10, 14 and 15 hereof shall survive any termination or expiration of this Agreement and shall continue in effect unless otherwise specified by the terms of this Agreement.

              Section 26. Titles and Headings. Titles and headings used in this Agreement have been inserted for convenience of reference only and are not to be considered a part hereof and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

              Section 27. Authority. EACH PARTY HAS FULL POWER AND AUTHORITY TO ENTER INTO, PERFORM, AND EXECUTE THIS AGREEMENT, AND EACH PERSON SIGNING THIS AGREEMENT ON BEHALF OF EITEHR PARTY HAS BEEN PROPERLY AUTHORIZED AND EMPOWERED TO ENTER INTO AND EXECUTE THIS AGREEMENT. EACH PARTY FURTHER ACKNWOLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY IT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                            [SIGNATURE PAGE FOLLOWS]

              IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of, and to be effective as of, the date first above written.


                                    "JUGGERNAUT"

                                    JUGGERNAUT PARTNERS, LLC,  a Delaware
                                    limited liability company


                                    By: /s/ John D. Shulman
                                        ---------------------------------------
                                        Name: John D. Shulman
                                        Title: CEO



                                    "USI"

                                    U.S. INTERACTIVE, INC., a New Jersey
                                    corporation


                                    By: /s/ Mark J. Silverman
                                        ----------------------------------------
                                        Name: Mark J. Silverman
                                        Title: EVP

                   Juggernaut Web Site Development - Launch 1


                        US Interactive Statement of Work











                                                 Created for Juggernaut Partners

                                                 Revised March 27, 1999



CONFIDENTIAL - Copyright 1999 US Interactive

                                Table of Contents


INTRODUCTION ..................................................................4

PROJECT OVERVIEW...............................................................5

SCOPE FOR LAUNCH 1 DEVELOPMENT.................................................6

     Interface Scope...........................................................6
          User Interface.......................................................6
          [  ] Interface.......................................................7
          Global Management Application........................................7
     Technical Scope...........................................................9
          Security Layer......................................................10
          Juggernaut Database.................................................10
          Data Access Layer...................................................10
          Registration and Account Management.................................10
          Login...............................................................11
          Navigation..........................................................11
          Search..............................................................11
          [  ] Dispatcher.....................................................11
          [  ]................................................................12
          Transaction.........................................................12
          Accounting..........................................................12
          Category Management.................................................13
          Product/Service Management..........................................13
          Fulfillment.........................................................13
          Promotions and Advertisement........................................14
          [  ]................................................................14
          Business Rules Module...............................................14
          [  ]................................................................15
          [  ]................................................................15
          Error and Logging...................................................15
          Messaging / Email...................................................16
          Customer Support....................................................16
          [  ]................................................................16
          Online Help.........................................................17
          System Monitor......................................................17

SCOPE CONTINGENCIES...........................................................18

PROJECT MANAGEMENT METHODOLOGY................................................20

PRODUCTION TEAM...............................................................21

     Team Members.............................................................21
     Team Structure...........................................................22

LAUNCH TIMELINE...............................................................25

MILESTONES AND DELIVERABLES ..................................................26

PRODUCTION COST ESIMATE FOR LAUNCH 1..........................................27

     Technical Development Costs..............................................27
     Creative Development Costs...............................................28
     Other Costs..............................................................28

PAYMENT SCHEDULE..............................................................29

RISKS / CRITICAL PATH DEADLINES...............................................31

PRODUCTION PLAN / BUDGET CONTINGENCIES........................................35

AGREEMENT.....................................................................38

--------------------------------------------------------------------------------
Introduction


Juggernaut's mission is to provide a global-exchange platform, [

                                      ]

The following features are a part of the vision for the Juggernaut Web Site:

       o [     ]
       o [     ]
       o [     ]
       o Powerful search feature
       o [     ]
       o [     ]
       o [     ]
       o [     ]
       o [     ]
       o [     ]
       o Market-tested interface usability
       o International Brand / Logo strategy
       o [     ]
       o [     ]
       o [     ]
       o Juggernaut Site Management System
       o Expansive Customer Support / Help Desk System


This document describes the Project Scope, Cost Estimates, Production Plan, and Timeline for Launch 1 of the Juggernaut Web Site, the first step toward this vision.

--------------------------------------------------------------------------------
Project Overview


US Interactive is being hired by Juggernaut Partners to provide Business Plan Development and production toward Launch 1 for the Juggernaut Web Site. Two separate teams have been created to work on the Juggernaut engagement: the Business Development Team and the Production Team.

The USI Business Development Team and the USI Production Team are being retained by separate Statements of Work with Juggernaut Partners.* This document details the scope of work to be completed by the USI Production Team for Launch 1.


Juggernaut Partners is responsible for:

       o Business Plan Development
       o Business Operations
       o Top-level Business Strategies
       o Establishing Supplier Partnerships
       o Establishing Bank Partnerships


The USI Business Development team is responsible for:

       o Business Plan Development
       o Top-level Business Strategies
       o Communication of Top-level Business Strategies to Production Team


The USI Production Team is responsible for the following, as they relate to the feature-set described in the Project Scope section of this document:

       o Planning and development of the web site technical architecture
       o Planning and Development of the web site information architecture
       o Planning and Development of the web site Interface Design
       o Product Categorization Plan and Implementation
       o Tactical implementation of the Business Strategies as communicated by the Business Team
       o Full Technical and Creative documentation - providing descriptions and breakdowns of all processes, technical systems, code, and design style-guides. (This will be further defined to a mutually agreeable level once production begins.)
       o Management of third party vendors, including:
         o Brand/Logo company(ies)
         o Market Research company(ies)
         o Companies providing outsourced software development
         o Call Center [ ]
         o Hosting/Site Maintenance [ ]



* Additional Statements of Work will also be created between Juggernaut and any necessary third-party vendor, such as Landor, Questus New Media, IVT, Call Center [ ], and Data Center [ ]. USI is not responsible for these contracts.

Scope for Launch 1 Development
--------------------------------------------------------------------------------


The following scope description details the feature-set of the Juggernaut site on Launch 1. Additional features will be incorporated into future versions of the site, as agreed by both Juggernaut and USI.


Interface Scope:

         User Application
         ----------------
           o  [     ]

--------------------------------------------------------------------------------


         User Application  (Continued)
         ----------------  -----------
         [     ]


         [     ] Interface - External Application
         -     ----------------------------------
            o [     ]


         Global Management Application
         -----------------------------
               o [     ]

--------------------------------------------------------------------------------


Interface Scope:  (Continued)

         Global Management Application (Continued)
         -----------------------------------------
         [     ]

--------------------------------------------------------------------------------


Technical Scope Launch 1

Having discussed in detail the functional requirements for Juggernaut we have identified the implementation level modules which will serve as the technical scope for this project. Displayed below in Figure 1 is the software application architecture for the Juggernaut project. Each module is described in detail in the next section so that the technical scope of the project becomes more apparent. Please refer to the Technical Design Document, to be presented and approved on 3/19, for full detail on the specific scope of each module to be completed during production of Juggernaut web site Launch 1. [ ]

                     Figure 1. Software Architecture Diagram
                     ---------------------------------------

--------------------------------------------------------------------------------

Technical Scope Launch 1: (Continued)


The module functionality descriptions are provided below:


1)       Security Layer

         The security layer provides a secure environment for the application. It provides a secure socket layer (SSL) communication between the user-interface and the underlying application and data. Also, whenever necessary a user-name and password will be used to authenticate entry to the available application resources. This module not only manages security for data access but also takes into consideration data confidentiality issues and audit/logging issues whenever the system is accessed.


2)       Juggernaut Database

         The Juggernaut database will serve as the heart of the application.
         [                          ]


3)       Data Access Layer

         The data access layer will be the interface between the database and the application. The data access layer will manage the database connections and database calls. The data access layer will define a uniform method of data access to all the other application modules.


4)       Registration & Account Management

         [                          ]

--------------------------------------------------------------------------------

Technical Scope Launch 1: (Continued)


5)       Login

         The Login module functions to authenticate the user via their user-name and password.
         [                      ]


6)       Navigation

         The Navigator tool and the associated functionality will be part of
         this module.  [         ]


7)       Search

         [     ]


8)       [     ]

--------------------------------------------------------------------------------

9)       [        ]


10)      Transaction

         This module is the key to the purchase process.  [          ]


11)      Accounting Interface

         This module will provide programmatic interfaces to accounting packages
         and tools that are used by management and partners. [      ]

--------------------------------------------------------------------------------

Technical Scope Launch 1: (Continued)


12)      Category Management

         [     ]


13)      Product Management

         The Product Management module will be one of the most important modules
         of the application.  [     ]


14)      Fulfillment

         [     ]

--------------------------------------------------------------------------------

Technical Scope Launch 1: (Continued)


15)      Promotions & Advertisement

         [     ]


16)      [     ]


17)      Business Rules Module

         The business rules module will be tightly coupled with the database and the data access layer. It is the development teams intention to consolidate all business rules in a centralized module so that it is easier to manage any changes that need to be made. [ ]

--------------------------------------------------------------------------------

Technical Scope Launch 1: (Continued)

18)      [      ]


19)      [     ]


20)      Error & Logging

         The error and logging module will be very critical in identifying problems that occur with the system while in production mode. The errors and logs captured by this module will be invaluable in debugging and solving problems. [ ]

--------------------------------------------------------------------------------
Scope for Launch 1 Development:  Continued

Technical Scope Launch 1: (Continued)


21)      Messaging/Email

         This module will provide interfaces to create, modify, activate, and
         inactivate emails to be sent out to the users on a regular basis. [   ]


22)      Customer Support

         The customer support module is a portion of the management application. This module will support all functionality that is needed to assist a user when s/he calls the customer service center. The customer support module will be an integration of functionality already created for the users.

         [     ]


23)      [     ]

--------------------------------------------------------------------------------

Technical Scope Launch 1: (Continued)


24)      Online Help

         The online help module is one of the simpler modules within the Juggernaut system. The online help module will have frequently asked questions (FAQ) section for users and guides.


25)      System Monitor

         The System Monitor module will provide the heartbeat of the system.
         [     ]

Scope Contingencies:
--------------------------------------------------------------------------------


The Project Budget and Production Schedule are based on the following Scope Contingencies for Launch 1. If the following Scope Contingency list changes, the Budget and Production Schedule may need to be altered accordingly.


1.   Business-specific system
     o        [     ]

2.   [     ]

3.   Call-Center / Help Desk Module
     o        [     ]

4.   Purchasing Escrow
     o        We will be designing the system to support purchasing escrow.
     o        [     ]

5.   Recurring Purchases / Scheduling Tool
     o        [     ]

6.   [     ]

7.   Fulfillment
     o        [     ]

8.   Services
     o Services will be offered through our database during future site releases.

9.   [     ]

10.  [     ]

11.  Hosting / Site Maintenance
     o        [     ]

12.  Business Rules Module
    o        [     ]

13.  [     ]

Project Management Methodology:
--------------------------------------------------------------------------------


The USI Senior Project Manager will be in contact with Juggernaut daily, discussing the project, ensuring that all deliverables and reviews are met, and documenting all progress. In order to expedite communication between USI and Juggernaut, the following reports and processes will be implemented:


         Production Schedule
         The Production Schedule is a timeline of the project, outlining the important project milestones. If the project scope is altered during production, the Production Schedule is updated accordingly to reflect the change. All internal and external reviews and milestones will be reflected in this schedule. The Production Schedule will be updated with completed tasks and delivered to Juggernaut twice monthly.

         Status Meetings
         Internal team Status Meetings will be held on a weekly basis. Client Status Meetings will be determined by milestones within the Production Schedule; a schedule of all Client Status Meetings will be generated and distributed on a monthly basis.

         Weekly Status Report
         Given to Juggernaut weekly. These reports reflect all conversations, developments, and issues relevant to the project, and reiterate any dependencies or deliverables that are needed from Juggernaut.

         Contact Report
         Used as a verification of an agreement or important meeting with Juggernaut, a Contact Report is usually sent a few days after the conversation takes place. Our policy is to fax the report -- if it is not disputed within 24 hours, it is understood that Juggernaut agrees with the account of the decisions made, and the next production steps will be taken.

         Milestone Approval
         At each major milestones or deliverable, the presentation overview, any appropriate revisions, and next steps will be presented in a report. The report will be signed by Juggernaut before work toward the revisions will be done by USI.

         Change Request Form
         This form will be sent from Juggernaut to USI whenever a change or revision to the scope is requested, as outlined in the Change Request Process (Addendum 1of this document). It is an invaluable tool in clearly defining the change in Project Scope and the implications to the Production Schedule and Estimated Costs.

--------------------------------------------------------------------------------
Production Team:


Total people: 38
         Technical: 21
         Creative: 10
         Other: 7 (Project Managers, Taxonomist, Asset Manager, Copywriters, etc.)

Total Team:
1.      [
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29.
30.
31.
32.
33.
34.
35.
36.
37.
38.                                                  ]

--------------------------------------------------------------------------------
Production Team:  Continued


Team Structure:

(people are spread across multiple teams... Please refer to Team Org Chart for more detail)

        Overall Management Team:
        o       [
        o
        o
        o                  ]

        Cross-Functional Integration Team:
        o       [
        o
        o
        o
        o
        o                  ]

        Internal Market Research Team:
        o       [
        o
        o
        o                  ]

        Brand / Logo Management:
        o       [
        o
        o                  ]

        All Site Copy:
        o       [
        o
        o
        o                  ]

        Information Architecture Development:
        o       [
        o
        o
        o
        o
        o
        o                  ]

--------------------------------------------------------------------------------


         Database Module Team:
         o        [
         o
         o                 ]

         Application Development Team:
         o        [     ]

--------------------------------------------------------------------------------
Production Team:  Continued


         User Application Interface Design:
         o       [
         o
         o
         o
         o
         o
         o
         o
         o                   ]

         Quality Assurance Team:
         o        (All team for each responsible module)
         o       [
         o                   ]

         Technical Documentation Team:
         o        Full-time Technical Writer
         o       [
         o
         o
         o
         o
         o
         o
         o
         o
         o                   ]

         [     ]

         Interface Design Production Team:
         o       [
         o
         o
         o                   ]

--------------------------------------------------------------------------------
Launch 1 Timeline:


The Production Schedule is based on the project scope as outlined in the Scope for Launch 1 Development section of this document. If the project scope is altered, either through a Change Order Request or other request, the Production Schedule may be updated to reflect the change.



         Important Dates / Deadlines for Launch 1:

-                              [      ]
[     ]








* If USI is fully involved in the Quality Assurance of the Juggernaut Web Site by the launch date of [ ], Juggernaut may decide to retain the USI team on a Time and Material basis for an extended timeframe for further Quality Assurance work under this agreement, [ ]


Milestone Schedule:
--------------------------------------------------------------------------------

(Please refer to the Production Schedule for additional details)


         [     ]                                                  [     ]
         [     ]                                                  [     ]
         Technical Design Document Presented                      [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]
         Copy Review 1                                            [     ]
         Usability Test Report                                    [     ]

         [     ]                                                  [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]
         Technical Integration Report 1                           [     ]
         [     ]                                                  [     ]
         Copy Review 2                                            [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]
         Logo Presentation                                        [     ]
         Technical Integration Report 2                           [     ]
         [     ]                                                  [     ]
         User Interface Design Complete                           [     ]
         Technical Integration Report 3                           [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]
         [     ]                                                  [     ]

Production Cost Estimate for Launch 1:
--------------------------------------------------------------------------------


Based on the current scope as defined in the Project Scope sections above, the budget is set at a fixed price. USI and Juggernaut will have monthly evaluations of the project, from which any necessary Change Orders will be generated.


Technical Development Costs:


         ---------------------------------------------------------------------

         Development / Integration Effort:                    Estimated Cost:
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         Technical / Creative Integration                             [     ]
         ---------------------------------------------------------------------
         Database                                                     [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         Login Module                                                 [     ]
         ---------------------------------------------------------------------
         Registration Module                                          [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
          --------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         Customer Support Module                                      [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         Transaction Module                                           [     ]
         ---------------------------------------------------------------------
         Financial/Billing Module                                     [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         Online Help                                                  [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         System Monitor Module                                        [     ]
         ---------------------------------------------------------------------
         Security                                                     [     ]
         ---------------------------------------------------------------------
         Fulfillment and Shipping Feedback                            [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         User Interface Programming                                   [     ]
         ---------------------------------------------------------------------
         [     ]                                                      [     ]
         ---------------------------------------------------------------------
         Quality Assurance                                            [     ]
         ---------------------------------------------------------------------
         Documentation                                                [     ]
         ---------------------------------------------------------------------

         SUBTOTAL                                                     [     ]
         ---------------------------------------------------------------------

--------------------------------------------------------------------------------


Creative Development Costs:

         --------------------------------------------------------------------

         Development / Integration Effort:                   Estimated Cost:

         --------------------------------------------------------------------
         [     ]                                                     [     ]
         --------------------------------------------------------------------
         Information Architecture Development                        [     ]
         --------------------------------------------------------------------
         Interface Design                                            [     ]
                     User Interface
                     [     ]
         --------------------------------------------------------------------
         Production                                                  [     ]
         --------------------------------------------------------------------

         SUBTOTAL                                                    [     ]
         --------------------------------------------------------------------


Other Costs:

         --------------------------------------------------------------------

         Production Effort:                                  Estimated Cost:

         --------------------------------------------------------------------
         Team Management:                                            [     ]
                     Overall Project Management
                                Senior Project Manager
                                Project Manager
                                Project Coordinator
                      Technical Team leadership
                                 Senior Tech Lead
                                 Co-Tech Lead
                                 Co-Tech Lead
                      Creative Team leadership
                                 Creative Director
                                 Senior Art Director
         --------------------------------------------------------------------
         [     ]
                                                                     [     ]
         --------------------------------------------------------------------
         [     ]                                                     [     ]
         --------------------------------------------------------------------
         [     ]                                                     [     ]
         --------------------------------------------------------------------

         SUBTOTAL                                                    [     ]
         --------------------------------------------------------------------



         ESTIMATED TOTAL                                             [      ]


         NEGOTIATED TOTAL                                            $3,600,000

Payment Schedule:
--------------------------------------------------------------------------------


US Interactive is to receive equal payments at the end of each month for the duration of the project. Upon approval of this document, the first month's payment is due.

If work toward Launch 1 continues past the estimated launch end-date of July 30, 1999 (or such later date as the Launch 1 Date shall have been extended to in accordance with the provisions set forth in the Production Plan/Budget Contingencies section of this Statement of Work), because of reasons other than reasonably avoidable delay solely attributable to USI, or a Force Majeure Condition (as defined in the Agreement [defined below]) in which case the provisions of Section 11 of the Agreement shall apply.1 Force Majeure Conditions do not include reasonably avoidable days of delay attributable to Juggernaut or its suppliers or other contractors, or reasonably avoidable days of delay attributable to third parties not connected with either party. U.S. Interactive will be paid the remainder of the fixed fee of $3.6 million in accordance herewith and will then be paid monthly at the end of each month on a time and material basis for work on and after July 30, 1999 at the usual and customary rates charged by U.S. Interactive, discounted by 20%. The last $1 million of the fixed fee of $3.6 million shall be paid no later than October 15, 1999. Should payment of the last $1 million not occur by before October 15, 1999, then Juggernaut will pay interest to U.S. Interactive at 10% per annum from July 30, 1999 on any such unpaid amount until the same is paid.

Some additional team members working specifically on the Business Plan portion of the project are not included in the cost estimate. These team members will be retained on a time and material basis until the Business Plan is completed.


--------

         (1) Section 11 of the Agreement provides: USI shall provide the Deliverable described in, and when scheduled in, the Work Orders. Neither party shall be held responsible for any delay or failure in performance of any part of the Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing party ("Force Majeure Condition"). If any Force Majeure Condition occurs, the party affected by the other's delay or inability to perform may elect to (1) suspend this Agreement for the duration of the Force Majeure Condition and, once the Force Majeure Condition ceases, resume performance under this Agreement with an option in the affected party to extend the period of this Agreement up to the length of time the Force Majeure Condition was endured; and/or (2) when the delay or non-performance continues for a period of at least thirty (30) days, terminate, at no charge, and effective upon written notice thereof to the non-terminating party, this Agreement in its entirety, provided however that the terminating party shall remain liable in respect of Services provided through the date of such termination. Unless written notice is given within forty-five (45) days after the affected party is notified of the Force Majeure Condition, election
(1) shall be deemed selected.

--------------------------------------------------------------------------------

It is agreed that Juggernaut may terminate work under this Statement of Work, effective as of the receipt of Juggernaut's notice of termination, for Juggernaut's convenience and not based on any default, if the amounts paid to US Interactive under this Statement of Work as of the date of such termination total $2,500,000 or more. In the event that USI has not been paid a total of $2,500,000 by Juggernaut for USI's work efforts under this Statement of Work, within 18 months of the date of this Statement of Work (other than due to termination of the Professional Services And Consulting Agreement dated as of January 6, 1999 Between Juggernaut Partners, LLC and U.S.Interactive, Inc. [the "Agreement"] for a material breach by USI pursuant to Section 15.8 thereof), the licenses granted under Section 9.2 and Section 9.6 of the Agreement shall terminate on the 18 month anniversary of this Statement of Work.

Except as set forth above, this Statement of Work is not intended to modify or waive the rights of either party under the Agreement. In the event of a termination for convenience, Juggernaut shall pay to USI reasonable actual expenses incurred by USI in connection with providing the services under this Statement of Work up to the date of the termination for convenience. Upon receipt of the notice of termination, USI shall immediately cease performance of services under this Statement of Work and USI shall make commercially reasonable efforts to minimize cost and to preserve the Deliverables completed to date. Juggernaut shall not be responsible for fees, costs, or expenses (including, but not limited to, travel and lodging) of any services performed by USI more than 30 days after USI receives the notice of termination, other than unavoidable and reasonable expenses experienced by USI despite good faith efforts by USI to make commercially reasonable efforts to minimize cost and to preserve the deliverables completed to date. The parties agree that licenses to intellectual property and ownership thereof will be allocated in accord with the Agreement upon such termination.

Risks / Critical Path Deadlines:
--------------------------------------------------------------------------------

Outlined below are critical business/partnership issues that Juggernaut and the USI Business Development Team are responsible for. These deadlines directly effect the Production Schedule and Production Team efforts. If any of the following Critical Path Deadlines are not met, the Production Schedule and/or Production Budget may be effected.

The following table details the Critical Path Issues and specific responsible party:

---------------------------------------------------------------------------------------------------------
Critical Path Issue:                       Responsible Party:              Deadline:
---------------------------------------------------------------------------------------------------------
Juggernaut Management Hiring Plan          Juggernaut [               ]    [     ]
---------------------------------------------------------------------------------------------------------

Juggernaut Management Hiring               Juggernaut [               ]    [     ]
Immediate Needs:
-        [     ]



---------------------------------------------------------------------------------------------------------

Juggernaut Management Hiring                Juggernaut  [           ]      [     ]
Secondary Needs:
-        [     ]

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

[      ]                                    Juggernaut [            ]      [     ]


---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Technical Due Diligence for [     ]         USI Development Team [         [     ]
                                                  ] with assistance from
                                            Juggernaut [
                                                  ]

---------------------------------------------------------------------------------------------------------

                                                                              30

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

Bank Partnership                            Juggernaut [                     [     ]
                                                                  ]

---------------------------------------------------------------------------------------------------------

Accounting Software Package Decision        Juggernaut [          ]          [     ]

---------------------------------------------------------------------------------------------------------

Legal Questions                             Juggernaut [          ]          May 10

---------------------------------------------------------------------------------------------------------

Business Strategy:                          Juggernaut and USI Business      [     ]
-        [     ]                            Development Team
                                            [                     ] TBD
                                            Business Strategists)

---------------------------------------------------------------------------------------------------------

[     ]                                     Juggernaut [          ]          [     ]


---------------------------------------------------------------------------------------------------------

[     ]                                     USI Production Team              [     ]
                                            [          ]
---------------------------------------------------------------------------------------------------------


* *  This [     ] deadline will be fulfilled when Juggernaut delivers the
     Following information per partner to USI:

       1. [ ]
       2. Technical contact information
       3. Contract status, interest level and time estimates for contract signing and integration
       4. Category
       5. [ ]
       6. General Systems Capabilities
       7. Systems Issues - Answers to as many of the technical due-diligence questions (listed in next footnote below) as possible
       8. Next Steps

* * * Technical Due Diligence is defined as answers to the following questions:

       1. File format Information:

          o  [ ]
       2. Category Information:
          o  Organization of data
          o Organizational structure protocols

       3. Branding Information:
          o Representation concerns

       4. File Access Information:
          o Process for receiving information (i.e. FTP, HTTP, E-mail)
          o Frequency of data updates
          o Charges associated with accessing the partner's data
          o Times for access availability (24/7 or other)

       5. Order Entry Information:
          o Process for communicating an order
          o [ ]
          o Back-order system reliability
          o Back-order logistics

       6. Shipping Information:
          o Carrier information
          o Shipping locations
          o Multiple warehouses or singe warehouse
          o Availability of shipping cost information
          o Availability of any additional information

       7. Returns Information:
          o Return logistics

       8. Technical Support and Customer Service:
          o Availability of technical support for development team
          o Logistics of customer support
          o Times of customer support availability

       9. Fees and Pricing Information:
          o Fees associated with [ ]
          o Fees associated with placing orders
          o Fees associated with sending back returns
          o [ ]
          o Pricing contingencies

--------------------------------------------------------------------------------


* * *  Technical Due Diligence is defined as answers to the following questions:
(Continued from previous page...)


       10. Network and Security Information
          o Network Topology (Private[Leased] line, Internet)
          o Security and Access Control Policy
          o [ ] requirements
          o Data encryption requirements

Production Plan / Budget Contingencies:
--------------------------------------------------------------------------------



       o Once the Production Schedule and Estimated Costs are approved, by execution of this Statement of Work by the parties, modifications in the scope of the project will come in the form of a Change Request, as outlined in the Change Request Procedure attached as Addendum 1of this document.

       o Modifications of the scope of work as a result of the Focus Group/Usability reports will come in the form of a Change Request, as outlined in the Change Request Procedure attached as Addendum 1of this document.

       o  [ ]

       o All milestones in the Production Schedule will be strictly adhered to. In the event of a delay of a Juggernaut -driven milestone or approval, the Production Schedule will be adjusted accordingly on a case-by-case basis as agreed by both parties. In the event of a delay of a USI-driven milestone or deliverable, the schedule will not be modified and USI will use it's best efforts to meet the final launch date as agreed by both parties.

       o USI will communicate to Juggernaut when a Juggernaut-driven milestone or approval is approaching.

       o Due to the aggressive Production Schedule, USI requests that approval turnaround for updated Budget Estimate and Production Schedules, or any deliverable associated with the project occur within 72 hours and that the parties negotiate in good faith during such 72 hour period to reach agreement with respect to the terms of any updated Budget Estimate and Production Schedule presented by USI. If there is a delay of more than 72 hours for any approval, it is understood that USI will be granted an extension for delivery of the effected deliverable and all other deliverables that are reasonably likely to be delayed and actually are delayed as a result of such delay in approval (unless such delay is due to USI's failure to negotiate in good faith during such 72 hour period to reach agreement with respect to the terms of any updated Budget Estimate and Production Schedule presented by USI).

       o At every major milestone/deliverable point (as detailed in the Production Schedule), Juggernaut will be required to sign a Milestone Review Sheet. Project production work and/or work toward the requested revisions for the deliverable will commence upon execution of this form.

       o If a milestone status meeting and the associated milestone approval/revision discussions take longer than 2 days, the final Launch 1 Date will be pushed back one day for each day in excess of such 2 day period until the terms of the Reviewed Deliverable are finally agreed upon and such Milestone Review Sheet is executed by Juggernaut) .

       o For artistic or creative approvals, there will only be one round of revisions per deliverable.

       o If the time necessary to complete revisions to a given deliverable exceeds two weeks, a Change Order Request will be required from Juggernaut containing terms that are mutually agreed to by Juggernaut and USI.

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



Production Plan / Budget Contingencies:  Continued
--------------------------------------------------------------------------------


       o If any of the Critical Path deadlines for which USI is not responsible or for which USI does not share responsibility (as described in the Critical Path section above) are not met, USI will not be held to the Launch 1 deadline and a change order will be required to review the project schedule. The number of days that the Launch 1 Date is moved will be communicated by USI on a case-by-case basis.

       o Status Meetings requested by Juggernaut which are not already outlined in the predetermined monthly Status Meeting schedule will effect the Launch 1 Date. The number of days that the Launch 1 Date is moved will be communicated by USI on a case-by-case basis. However, any ad hoc Status Meetings (1 hour or less in length, consisting of an oral presentation of general project status with no resulting additional work) will not effect the Launch 1 Date.

       o  [ ]

       o  [ ]

       o  [ ]

       o  [ ]

       o The Production Cost Estimate does not include costs for the following, which will be billed separately with prior approval from Juggernaut:

          -    [   ]

       o All Out of Pocket Expenses, including fees associated with travel, hardware, and software licenses for both USI and any third-party vendors, are not included in the Project Estimate and will be billed separately with prior approval from Juggernaut.

       o US Interactive is not responsible for any delays in the production schedule as caused by development partners or third party vendors. If such a delay occurs, the Launch date may be effected. The number of days that the Launch Date is moved will be communicated by USI on a case-by-case basis.

       o USI is responsible for hiring the Production Team members necessary to complete the Project Scope by the Launch 1 deadlines.

       o Pending any future Change Order Requests or other requests to alter the scope of the project, USI is responsible for creating the system to include the features described in the Project Scope section above.

       o If the Launch 1 Date (as the same may be extended in accordance with the provisions set forth in the Production Plan/Budget Contingencies section of this Statement of Work) is not met or clearly will not be met because of the reasonably avoidable delays solely attributable to USI, then Juggernaut may, upon written notice to USI, terminate this Statement of Work and the provisions of Section 15.8 of the Agreement with respect to allocation of licenses and ownership of property rights will apply. The power or right to terminate for such breach does not eliminate any rights Juggernaut might otherwise have to bring an action for damages (including interest at the legal rate) or equitable relief.

Agreement
--------------------------------------------------------------------------------



The following signatures designate intent to proceed with development of Juggernaut's online electronic commerce business with specific acknowledgement on the scope of work, the estimated cost and the timeline of the engagement. Upon execution by both parties, this Statement of Work shall become Appendix B to the Professional Services and Consulting Agreement.


By:   _________________________________________________________________________

Name: _________________________________________________________________________

Date: _________________________

Juggernaut Partners, LLC

By:   _________________________________________________________________________

Name: _________________________________________________________________________

Date: _________________________


US Interactive, Inc.

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